Exhibit 10.1

DEBT SETTLEMENT AGREEMENT

DEBT SETTLEMENT AGREEMENT (“Agreement”), dated as of January 12, 2011, by and between SAVANNA EAST AFRICA, INC., a Nevada corporation (the “Company”), and JDF CAPITAL CORP. (“JDF”).

W I T N E S S E TH

A.

On May 25, 2010, the Company issued and sold a promissory note (the “Note”) in the principal amount of $200,000 to JDF.

B.

The parties agree that as of the date hereof the outstanding principal plus accrued and unpaid interest under the Note is equal to $211,666 (the “Outstanding Balance”).

C.

The parties wish to provide for the extinguishment of the entire Outstanding Balance in exchange for the issuance of shares of common stock of the Company.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and JDF hereby agree as follows:

1.

ISSUANCE OF SHARES IN SATISFACTION OF BALANCE. On the date hereof, the Company shall authorize the issuance to JDF and/or its beneficial owners of up to $211,666 in discounted shares of common stock (the “Shares”) in full and final satisfaction of the Outstanding Balance and, upon issuance of such Shares, no further payments with respect to the Outstanding Balance shall be due by the Company to JDF. JDF may not hold more than 4.99% of the outstanding shares of common stock at any point in time. This 4.99% limit, however, may not prevent JDF from eventually converting ail of the debt into common stock. JDF may convert debt to stock into 4.99% of the outstanding common stock, then to the extent some or all of the stock is liquidated, the holder can convert additional amounts of debt into stock up to $211,666 in discounted shares of common stock. The Shares shall be issued at a 50% discount to the closing bid.

2.

RESTRICTIVE LEGEND. The certificates, in due and proper form, representing the Shares to be issued to JDF and/or its beneficial owners will bear a legend substantially in the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

3.

JDF’S REPRESENTATIONS AND WARRANTIES.

JDF hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a)

JDF is acquiring the Shares for JDF’s own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares.

(b)

JDF acknowledges its understanding that the issuance of the Shares is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Securities Act of 1933, as amended (the “Act”).

(c)

JDF has the financial ability to bear the economic risk of its investment.

(d)

JDF is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Act (17 C.F.R. 230.501(a)) or is not a U.S. Person as defined under Regulation S.

(e)

JDF has made an independent investigation of the Company’s business, been provided an opportunity to obtain additional information concerning the Company JDF deems necessary to make an investment decision and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(f)

JDF represents, warrants and agrees that JDF will not sell or otherwise transfer the Shares unless registered under the Act or in reliance upon an exemption therefrom, and fully understands and agrees that JDF must bear the economic risk of its purchase for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or an exemption from such registration is available. JDF also understands that the Company is under no obligation to register the Shares on its behalf or to assist JDF in complying with any exemption from registration under the Act. JDF further understands that sales or transfers of the Shares are restricted by the provisions of state securities laws.

(g)

JDF has not transferred or assigned an interest in the Outstanding Balance to any third party.

(h)

The foregoing representations, warranties and agreements shall survive the delivery of the Shares under this Agreement.

4.

COMPANY REPRESENTATIONS AND WARRANTIES.

The Company hereby acknowledges, represents and warrants to, and agrees with JDF as follows:

(a)

The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Nevada. The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors rights, generally.

(b)

Subject to the performance by JDF of its obligations under this Agreement and the accuracy of the representations and warranties of JDF, the offering and sale of the Shares will be exempt from the registration requirements of the Act.

(c)

The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

(d)

The foregoing representations, warranties and agreements shall survive the Closing.

5.

RELEASE.

Upon the delivery of the Shares to JDF set forth in Sections 1 and 2 of this Agreement, JDF releases and forever discharges the Company of and from all and all manner of actions, suits, debts, sums of money, contracts, agreements, claims and demands at law or in equity, that JDF had, or may have arising from the Outstanding Balance.

6.

MISCELLANEOUS.

(a)

Modification.

Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(b)

Notices.

Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

(c)

Counterparts.

This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

(d)

Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

(e)

Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

(f)

Applicable Law. This Agreement shall be governed and construed under the laws of the State of New York.

(g)

Legal Fees. JDF legal fees will be shares by JDF and the Company.

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IN WITNESS WHEREOF, the Company and JDF have caused this Agreement to be executed and delivered by their respective officers, thereunto duly authorized.

SAVANNA EAST AFRICA, INC.

     By: /s/ James Tilton

Name: James Tilton

Title: Chief Operating Officer

JDF CAPITAL CORP.

     By: /s/ John Fiorro

Name: John Fiorro

Title: President

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